UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on June 13, 2016, SAExploration Holdings, Inc. (the “Company”) entered into a comprehensive restructuring support agreement (the “Restructuring Support Agreement”) with holders (the “Supporting Holders”) of approximately 66.67% of the par value of the Company’s 10.000% Senior Secured Notes due 2019 (the “Existing Notes”), pursuant to which the Supporting Holders and the Company have agreed to enter into and implement a proposed comprehensive restructuring of the Company’s balance sheet (the “Restructuring”).

New Senior Loan Facility

In connection with the Restructuring, on June 29, 2016, the Company, as borrower, and each of the Company’s domestic subsidiaries, as guarantors (the “Guarantors”), entered into a new senior secured multi-draw term loan facility (the “New Senior Loan Facility”) with the lenders, including the Supporting Holders, from time to time party thereto, and Delaware Trust Company, as collateral agent and administrative agent (the “New Senior Loan Facility Agent”). In addition to the Supporting Holders, holders of Existing Notes that participate in the Company’s previously announced exchange offer (the “Exchange Offer”), which commenced on June 24, 2016, may participate as lenders in the New Senior Loan Facility based on their proportionate ownership of Existing Notes.

The New Senior Loan Facility provides, pursuant to the borrowing schedule described below, up to a maximum amount of $30.0 million.

Interest Rate and Maturity

Borrowings under the New Senior Loan Facility bear interest at a rate of 10.000% per year, to be paid monthly in cash. The New Senior Loan Facility has a maturity date of January 2, 2018, unless terminated earlier.

Borrowing Schedule

The Company has made the initial borrowing under the New Senior Loan Facility in the amount of $5.6 million, which includes $0.6 million of borrowings to pay a facility fee associated with the New Senior Loan Facility. A second draw may be made in an amount up to $9.4 million upon the consummation of the Exchange Offer, and the remaining $15.0 million will become available for borrowing on up to three separate dates upon receipt by the Company or an affiliate of the Company of Alaska tax credit certificates in a face amount of not less than $25 million (the “Alaska Tax Credit”).

Guarantors and Security

The obligations of the borrower under the New Senior Loan Facility are guaranteed by each of the Company’s domestic subsidiaries.

The New Senior Loan Facility is secured by substantially all of the collateral securing the obligations under the Credit and Security Agreement dated November 6, 2014, among SAExploration, Inc., the Company and its domestic subsidiaries and Wells Fargo Bank, National Association (the “Existing Revolving Credit Facility”) and the Existing Notes, respectively, including the receivable due to the Company from Alaska Seismic Ventures, LLC and any Alaska Tax Credits, and all proceeds therefrom. This security interest is junior to the security interest in such collateral securing the obligations under the Existing Revolving Credit Facility and senior to the security interests in such collateral securing the obligations under the Existing Notes, and will be senior to the security interests in such collateral securing the obligations under the Company’s new 10.000% Senior Secured Second Lien Notes due 2019 to be issued in the Exchange Offer (the “New Notes”).

Covenants

The New Senior Loan Facility contains negative covenants that restrict the borrower’s and the guarantors’ ability to:

•	incur indebtedness,

•	create or incur liens,

•	enter into fundamental changes to the Company’s corporate structure or to the nature of the Company’s business,

•	dispose of assets,

•	permit a change in control to occur,

•	make certain prepayments, other payments and distributions,

•	make certain investments, and

•	enter into affiliate transactions or make certain distributions.

The borrower and the guarantors are also required to maintain and deliver to the New Senior Loan Facility Agent certain financial reports, projections, records and other items.

Other Provisions

The New Senior Loan Facility also contains customary representations, warranties, covenants and other terms and conditions, including relating to the payment of fees to the New Senior Loan Facility Agent and the lenders, and customary events of default. If an event of default occurs and is continuing, then the New Senior Loan Facility Agent, on behalf of the lenders, may, among other options, declare the Company’s obligations to be due and payable immediately and/or declare the funding obligations of the lenders terminated immediately. The New Senior Loan Facility Agent, on behalf of the lenders, may exercise all remedies available at law or under the terms of the New Senior Loan Facility, including foreclosing on the collateral or any portion thereof, subject to the terms of the Amended and Restated Intercreditor Agreement described below.

As part of the consideration for providing the New Senior Loan Facility, the Company has agreed to issue to the lenders under the New Senior Loan Facility shares of the Company’s common stock equal to 28.2% of the outstanding shares of the Company’s common stock as of the closing of the Exchange Offer, without giving effect to any subsequent issuances.

The summary of the New Senior Loan Facility set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Supplemental Indenture

In connection with the Restructuring, on June 29, 2016, the Company, the guarantors party thereto (the “Existing Notes Guarantors”) and Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as trustee for the Existing Notes (the “Existing Trustee”), entered into a first supplemental indenture (the “Supplemental Indenture”) to the indenture governing the Existing Notes (the “Existing Indenture”).

The Supplemental Indenture modified the Existing Indenture to, among other things, permit the incurrence of additional secured indebtedness pursuant to the New Senior Loan Facility and through the issuance of the New Notes in the Exchange Offer.

The Supplemental Indenture includes additional changes necessary to give effect to the Restructuring and directs the Existing Trustee, in its capacity as noteholder collateral agent for the Existing Notes, to enter into the Amended and Restated Intercreditor Agreement and the amendment to the Existing Security Agreement, each as described below, on behalf of the Existing Holders.

The material terms of the Existing Indenture, other than the amendments summarized above, remain substantially as set forth in the Existing Indenture.

The summary of the Supplemental Indenture set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the Supplemental Indenture, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Amended and Restated Intercreditor Agreement

In connection with the Restructuring, on June 29, 2016, Wells Fargo Bank, National Association (“Wells Fargo”), in its capacity as lender and collateral agent under the Existing Revolving Credit Facility, Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), in its capacity as trustee and collateral agent for the Existing Notes, and Delaware Trust Company, in its capacity as administrative agent and collateral agent for the New Senior Loan Facility, amended and restated the Intercreditor Agreement, dated as of November 6, 2014, by and between Wells Fargo and Wilmington Savings Fund Society, FSB (as successor to U.S. Bank National Association) (the “Existing Intercreditor Agreement” and as amended and restated, the “Amended and Restated Intercreditor Agreement”), to govern the relationship of the holders of Existing Notes (the “Existing Noteholders”), the holders of New Notes (the “New Noteholders”), which are expected to be issued upon consummation of the Exchange Offer, and the lenders under the Company’s Existing Revolving Credit Facility and New Senior Loan Facility, with respect to the collateral and certain other matters.

The following summary assumes the issuance of the New Notes, which the Company expects to issue in connection with the Exchange Offer.

The Amended and Restated Intercreditor Agreement, among other things, modifies the terms of the Existing Intercreditor Agreement to (i) establish the relative priorities, rights, obligations and remedies with respect to the collateral among the holders of the Existing Notes, the holders of the New Notes, the lenders under the Existing Revolving Credit Facility, the lenders under the New Senior Loan Facility, the holders of future debt that is permitted to share the security interests currently held by the holders of the Existing Notes, the holders of the New Notes, the lenders under the Existing Revolving Credit Facility and the lenders under the New Senior Loan Facility, as the case may be, on a pari passu basis and the collateral agents of the foregoing (collectively, the “Secured Parties”); and (ii) modify the terms of the Existing Intercreditor Agreement to permit the holders of obligations under the New Senior Loan Facility and the New Notes to share the security interests currently held by the Existing Noteholders and Wells Fargo as the lender under the Existing Revolving Credit Facility as follows:

¡	the obligations under the Existing Revolving Credit Facility will be secured by all of the existing collateral on a senior first lien priority basis;

¡	the obligations under the New Senior Loan Facility will be secured by all of the existing collateral on a junior first lien priority basis;

¡	the obligations under the New Notes will be secured by substantially all of the existing collateral on a second lien priority basis;

¡	the obligations under the Existing Notes will be secured by substantially all of the existing collateral on a third lien priority basis; and

¡	the Secured Parties will agree that Wells Fargo Bank, National Association, as the collateral agent under the Existing Revolving Credit Facility, will exercise enforcement actions in respect of the collateral in most cases under the Amended and Restated Intercreditor Agreement.

In addition, the Amended and Restated Intercreditor Agreement provides that, following a triggering event, as among the Secured Parties, the Senior Representative will have the right (subject to a purchase option by the other Secured Parties) to, or the right to direct any other collateral agent to, adjust or settle insurance policies or claims in the event of any loss thereunder relating to insurance proceeds with respect to collateral, to approve any award granted in any condemnation or similar proceeding affecting such insurance proceeds and to enforce rights, exercise remedies and discretionary rights and powers with respect to collateral; and similarly, the Secured Parties will agree that if the Company or any guarantor becomes subject to a case under the U.S. Bankruptcy Code, the Secured Parties will only be permitted to object to a debtor-in-possession financing or the use of cash collateral if the Secured Parties for which the Senior Representative is the collateral agent also object. The “Senior Representative” under the Amended and Restated Intercreditor Agreement will be Wells Fargo Bank, National Association, as the Existing Revolving Credit Facility Agent, until the obligations under the Existing Revolving Credit Facility have been discharged in full, after which the New Senior Loan Facility Agent will be the Senior Representative; and once the Existing Revolving Credit Facility Agent and the New Senior Loan Facility Agent each cease to be the Senior Representative and the obligations under each of the Existing Revolving Credit Facility and New Senior Loan Facility have been discharged in full, the Senior Representative will be Wilmington Savings Fund Society, FSB, as the New Noteholder Collateral Agent.

The material terms of the Amended and Restated Intercreditor Agreement, other than those summarized above, remain substantially as set forth in the Existing Intercreditor Agreement, except that the Noteholder Collateral Agent will no longer have a first-priority security interest in the “Noteholder Priority Collateral” (as such term is defined in the Existing Intercreditor Agreement).

The holders of obligations under the Existing Revolving Credit Facility will continue to have lien priority in respect of proceeds of collateral under the Amended and Restated Intercreditor Agreement.

The summary of the Amended and Restated Intercreditor Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is being filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Amendment to Existing Security Agreement

On June 29, 2016, the Company and the Existing Notes Guarantors, as pledgors, also entered into an amendment (the “Security Agreement Amendment”) to the Security Agreement, dated as of July 2, 2014 (as amended from time to time, the “Existing Security Agreement”), with Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as noteholder collateral agent for the Existing Notes. The Security Agreement Amendment introduced conforming changes to reflect the provisions incorporated into the Amended and Restated Intercreditor Agreement.

The summary of the amendment to the Existing Security Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is being filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Amendment to Existing Revolving Credit Facility

In connection with the Restructuring, on June 29, 2016, the Company, the guarantors and Wells Fargo, as lender under the Existing Revolving Credit Facility, entered into an amendment to the Existing Revolving Credit Facility to permit the entry into and borrowings under the New Senior Loan Facility, the issuance of the New Notes, the entry into the Amended and Restated Intercreditor Agreement, the amendments to the Existing Security Agreement and any necessary amendments to the collateral agreements relating to the Existing Notes and consented to the Restructuring.

The summary of the amendment to the Existing Revolving Credit Facility set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is being filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the caption “New Senior Loan Facility” is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the entry into the New Senior Loan Facility, the Company has agreed to issue new shares of common stock, $0.0001 par value, to the lenders thereunder equal to 28.2% of the Company’s outstanding common stock upon consummation of the Exchange Offer (2,841,682 shares after giving effect to a 135-to-1 reverse stock split, assuming that all outstanding Existing Notes as of the commencement of the Exchange Offer are tendered and accepted for exchange in the Exchange Offer) (the “New Senior Loan Shares”). These New Senior Loan Shares include shares of common stock equal to 9.40% of the Company’s outstanding stock upon consummation of the Exchange Offer that will be issued to the initial lenders who funded the Company’s borrowings pursuant to its initial draw under the New Senior Loan Facility and additional shares of common stock equal to 18.8% of the Company’s outstanding common stock upon consummation of the Exchange Offer (947,227 and 1,894,454 shares, respectively, after giving effect to a 135-to-1 reverse stock split, assuming that all outstanding Existing Notes as of the commencement of the Exchange Offer are tendered and accepted for exchange in the Exchange Offer), which will become issuable in connection with future draws under the New Senior Loan Facility. The New Senior Loan Shares will be issued upon consummation of the Exchange Offer, which is currently expected to occur on July 27, 2016, subject to the terms and conditions of the Exchange Offer, including any potential extension of the Exchange Offer by the Company. The New Senior Loan Shares will be issued directly to the lenders under the New Senior Loan Facility pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

The information in Item 1.01 is incorporated into this Item 3.03 by reference.

Item 8.01. Other Events.

On June 29, 2016 the Company filed an Information Statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission and sent the Information Statement to stockholders of the Company. The Information Statement describes actions taken by the written consent of holders of approximately 57% of the Company’s common stock on June 15, 2016 to approve a 135-to-1 reverse stock split with respect to the Company’s common stock as well as the issuances of shares of our Common Stock in connection with the Restructuring, including issuances to the lenders under the New Senior Loan Facility and to holders of our Existing Notes who participate in the Exchange Offer. The actions taken by written consent will be effected no earlier than the date that is 20 calendar days after the date the Information Statement was first sent to stockholders.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

Factors that could cause actual results to vary materially from the Company’s expectations include the following:

•	the ability to satisfy, or effectively waive, the conditions to the exchange offer and consent solicitation;

•	the ability to succeed in and the timing to complete any of the restructuring and recapitalization transactions described in this report;

•	the ability to effectively manage the Company’s operations during the significant cash flow and liquidity difficulties it is currently experiencing;

•	negative events or publicity associated with the Company’s restructuring and recapitalization transactions;

•	the ability to negotiate the definitive documentation with respect to the restructuring transactions or to do so effectively;

•	the negative consequences if the Company is unsuccessful in achieving a successful restructuring transaction and must file for bankruptcy;

•	the negative consequences if the Company is successful in achieving a restructuring transaction, including the possibility of significant dilution to the Company’s existing stockholders;

•	developments with respect to the Alaskan oil and natural gas exploration tax credit system that may continue to affect the willingness of third parties to participate in financing and monetization transactions and the Company’s ability to timely monetize tax credits that have been assigned to it by its customer;

•	changes in the Alaskan oil and natural gas exploration tax credit system that may significantly affect the level of Alaskan exploration spending;

•	fluctuations in the levels of exploration and development activity in the oil and natural gas industry;

•	intense industry competition;

•	limited number of customers;

•	credit and delayed payment risks related to the Company’s customers;

•	the availability of liquidity and capital resources, including the Company’s ability to make capital expenditures due to its current liquidity and cash flow situation and the potential impact this has on the Company’s business and competitiveness;

•	need to manage rapid growth and contraction of the Company’s business;

•	delays, reductions or cancellations of service contracts;

•	operational disruptions due to seasonality, weather and other external factors;

•	crew availability and productivity;

•	whether the Company enters into turnkey or term contracts;

•	high fixed costs of operations;

•	substantial international business exposing the Company to currency fluctuations and global factors, including economic, political and military uncertainties;

•	ability to retain key executives; and

•	need to comply with diverse and complex laws and regulations.

You should refer to the risk factors from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by the Company’s Annual Report on Form 10-K/A filed on April 29, 2016 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of June 29, 2016, among SAExploration Holdings, Inc., the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as trustee and noteholder collateral agent.

10.1	Term Loan and Security Agreement, dated as of June 29, 2016, by and among SAExploration Holdings, Inc., as borrower, the guarantors named therein, as guarantors, the lenders from time to time party thereto, as lenders and Delaware Trust Company, as collateral agent and administrative agent.

10.2	Amended and Restated Intercreditor Agreement, dated as of June 29, 2016, by and among Wells Fargo Bank, National Association, as lender and collateral agent, Wilmington Savings Fund Society, FSB, as trustee and collateral agent, Delaware Trust Company, as administrative agent and collateral agent and, upon execution of an additional indebtedness joinder and designation, the additional noteholder agent.

10.3	First Amendment to Security Agreement, dated as of June 29, 2016, by and among Wilmington Savings Fund Society, FSB, SAExploration Holdings, Inc., SAExploration, Inc., SAExploration Sub, Inc., NES, LLC, and SAExploration Seismic Services (US), LLC.

10.4	First Amendment to Credit and Security Agreement, dated as of June 29, 2016, by and among Wells Fargo Bank, National Association, SAExploration, Inc., SAExploration Holdings, Inc., SAExploration Sub, Inc., NES, LLC, and SAExploration Seismic Services (US), LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of June 29, 2016, among SAExploration Holdings, Inc., the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as trustee and noteholder collateral agent.

10.1	Term Loan and Security Agreement, dated as of June 29, 2016, by and among SAExploration Holdings, Inc., as borrower, the guarantors named therein, as guarantors, the lenders from time to time party thereto, as lenders and Delaware Trust Company, as collateral agent and administrative agent.

10.2	Amended and Restated Intercreditor Agreement, dated as of June 29, 2016, by and among Wells Fargo Bank, National Association, as lender and collateral agent, Wilmington Savings Fund Society, FSB, as trustee and collateral agent, Delaware Trust Company, as administrative agent and collateral agent and, upon execution of an additional indebtedness joinder and designation, the additional noteholder agent.

10.3	First Amendment to Security Agreement, dated as of June 29, 2016, by and among Wilmington Savings Fund Society, FSB, SAExploration Holdings, Inc., SAExploration, Inc., SAExploration Sub, Inc., NES, LLC, and SAExploration Seismic Services (US), LLC.

10.4	First Amendment to Credit and Security Agreement, dated as of June 29, 2016, by and among Wells Fargo Bank, National Association, SAExploration, Inc., SAExploration Holdings, Inc., SAExploration Sub, Inc., NES, LLC, and SAExploration Seismic Services (US), LLC.